UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2017 (September 29, 2017)

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Canal Street, Third Floor, Stamford, CT	06902
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 307-2800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.01 Completion of Acquisition or Disposition of Assets

On September 29, 2017, The Providence Service Corporation (“Providence”) completed its previously announced sale of its 60% ownership interest in Mission Providence Pty Ltd (“Mission Providence”), a joint venture between Providence and Mission Australia ACN (“Mission Australia”), to Konekt Limited (“Konekt”). Mission Providence delivers employment preparation and placement services in Australia.
Konekt acquired 100% of the stock of Mission Providence pursuant to the share sale agreement dated August 10, 2017 by and between Mission Australia, Ingeus Australasia Pty Ltd, a subsidiary of Providence, Konekt Workplace Health Solutions Pty Ltd and Konekt. Pursuant to the terms of the joint venture agreement, Providence received 75% of the total consideration in connection with the sale of its equity interest in Mission Providence, which equaled AUD 20.2 million (or approximately USD $15.9 million based on the exchange rate as of September 29, 2017). The consideration was paid in cash at closing.
Item 9.01 Financial Statements and Exhibits
(b)     Pro forma financial information
The unaudited pro forma condensed consolidated balance sheet of Providence and its subsidiaries as of June 30, 2017 and the unaudited pro forma condensed consolidated statements of income of Providence and its subsidiaries for the six months ended June 30, 2017 and the year ended December 31, 2016 and the related notes thereto, are presented to give effect to Providence’s sale of its equity interest in Mission Providence, and are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the sale been effected on the assumed dates. Future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated financial statements.

(d)      Exhibits

Exhibit Number	Description

99.1
The unaudited pro forma condensed consolidated balance sheet of Providence and its subsidiaries as of June 30, 2017, and the unaudited pro forma condensed consolidated statements of income of Providence and its subsidiaries for the six months ended June 30, 2017 and the year ended December 31, 2016 giving effect to Providence’s sale of its equity interest in Mission Providence.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: October 5, 2017	By:	/s/ David Shackelton
	Name:	David Shackelton
	Title:	Chief Financial Officer